Exhibit 99.3

     BB&T Corporation
 Financial Management
Superior Relative Performance

Investor Conference

February 11, 2009

BB&T Corporation
as of December 31, 2008

Asset Size	$152 billion
Deposits	$ 99 billion
Loans	$ 99 billion
Clients	4.7 million
NYSE Traded	BBT
Market Cap*	$11 billion
Founded	1872
Branches	1,511
ATMs	2,195
FTEs	29,633

* As of January 31, 2009

BB&T Banking Regions

Total Assets and Market Value

Assets			Market Value

U.S.			U.S.
Rank	Company	$ Billions	Rank	Company	$ Billions

1	J.P. Morgan	$2,175	1	J.P. Morgan	$95
2	Citigroup	1,945	2	Wells Fargo	80
3	Bank of America	1,818	3	Bank of America	42
4	Wells Fargo	1,310	4	U.S. Bancorp	26
5	PNC Financial	291	5	Citigroup	19
6	U.S. Bancorp	266	6	PNC Financial	14
7	SunTrust	189	7	BB&T	11
8	Capital One	166	8	Capital One	6
9	BB&T	152	9	SunTrust	4
10	Regions	146	10	M&T Bank	4

Assets as of December 31, 2008
Market Value as of January 31, 2009

2009 Peer Banks

Financial Management

Agenda

1.	Profitability
2.	Balance Sheet Strategy
3.	Investment Portfolio
4.	Funding and Liquidity
5.	Interest Rate Sensitivity
6.	Capital
7.	Investing for the Future
8.	Summary

Profitability

GAAP ROA
#1
2.00%
1.50%
1.00%
0.50%
0.00%
-0.50%
-1.00%
1.62%
1.58%
1.34%
1.37%
1.11%
1.52%
1.47%
1.00%
0.95%
-0.65%
2004
2005
2006
2007
2008
BBT
Peers

GAAP ROCE
#2
20.00%
15.00%
10.00%
5.00%
0.00%
-5.00%
-10.00%
16.64%
15.79%
15.86%
14.25%
11.44%
14.71%
14.95%
13.35%
9.83%
-7.01%
2004
2005
2006
2007
2008
BBT
Peers

Source: SNL and Company Reports

Profitability

EFFICIENCY RATIO
#2
70.0
60.0
50.0
40.0
30.0
56.8
58.3
63.9
56.5
62.3
51.9
52.5
54.9
53.1
52.6
2004
2005
2006
2007
2008
BBT
Peers

NET INTEREST MARGIN
#3
5.00
4.25
3.50
2.75
2.00
4.04
3.89
3.74
3.52
3.63
3.69
3.63
3.52
3.49
3.27
2004
2005
2006
2007
2008
BBT
Peers

Source: SNL and Company Reports
Based on operating earnings.

Profitability

Efficiency Ratio - Drivers

  Integration of systems and processes

  Corporate culture – everyone on same page

  Disciplined integration of acquisitions

  Mind set – treat company’s money as if it is your own

  Positive operating leverage

Profitability
Operating Leverage
	Linked Period Basis
	1st Q	2nd Q	3rd Q	4th Q	Year
	2008	2008	2008	2008	2008
Revenue Growth	10.49%	22.48%	3.40%	7.38%	10.80%
Expense Growth	8.70%	22.13%	1.20%	3.98%	9.75%

Operating Leverage	1.79%	0.35%	2.20%	3.40%	1.05%

Based on operating earnings

Profitability
Operating Income[1]
Year-Over-Year Growth
(Dollars in Millions)
	2008	2007	Pct Change	Core[2]
Net interest income	$4,388	$3,948	11.1%	10.5%
Noninterest income	3,060	2,774	10.3	1.3
Total revenue	7,448	6,722	10.8	6.6
Noninterest expense	3,952	3,601	9.7	4.3
Pre-tax pre provision operating income	3,496	3,121	12.0	9.2
Net charge-offs	851	338	151.8
Reserve build	594	110	440.0
Operating earnings before income taxes	2,051	2,673	(23.3)
Taxes[3]	654	924	(29.2)
Operating earnings	1,397	1,749	(20.1)

Operating earnings available to common shareholders	1,376	1,749	(21.3)

1Based on operating earnings

2Excludes the impact of purchase acquisitions, the implementation of fair value accounting and the net impact of valuation adjustments for mortgage servicing rights and gains or losses on mortgage servicing rights-related derivatives.

3Includes $83 million and $68 million for 2008 and 2007, respectively for FTE adjusted income.

Balance Sheet Strategy

Loan and Deposit Growth

4Q08 Acquisition Adjusted
Loan Growth = 7.6%
Deposit Growth = 7.8%

Average Balances
Year-Over-Year Growth
($ in billions)
10.0%
9.0%
8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
9.8%
6.7%
9.2%
4.9%
9.1%
5.8%
7.7%
6.9%
7.1%
7.9%
4Q07
1Q08
2Q08
3Q08
4Q08
Loans
Deposits

Balance Sheet Strategy
 Loan Growth

Versus the Same Period of the Prior Year

Balance Sheet Strategy

Capital Purchase Program

  U.S. Treasury invested $3.1 billion of preferred stock (including warrants) in BB&T Corporation.

  Viewed favorably by regulators and rating agencies.

  Preferred stock has lower cost of capital than current marketplace.

  Initial goal – neutralize the cost to shareholders
  – Invested in GSE mortgage-backed securities.

  Increase lending activities to generate additional earnings and tangible common equity.

Balance Sheet Strategy

Total Assets
Total Assets (in Millions)
$160,000
$150,000
$140,000
Dec-08
Mar-09
Jun-09
Sep-09
Dec-09

Mix change
On average, loan spreads exceed security spreads by 120 bps
Total Loans (in Millions)
$110,000
$105,000
$100,000
$95,000
Total Securities (in Millions)
$40,000
$35,000
$30,000
$25,000
Dec-08
Mar-09
Jun-09
Sep-09
Dec-09
Loans
Securities

Investment Portfolio by Security Type

December 31, 2008

93% of the portfolio is sponsored by government entities.
U.S. government-sponsored entities (GSE) 4.0%
Equity and other securities 2.8%
Non-agency mortgage-backed securities 4.7%
States and political subdivisions 7.2%
Mortgage-backed securities issued by GSE 81.3%
U.S. government-sponsored entities (GSE)
Mortgage-backed securities issued by GSE
States and political subdivisions
Non-agency mortgage-backed securities
Equity and other securities

* Distribution is calculated based on quarter-end amortized cost.

Investment Portfolio Summary

December 31, 2008
(Dollars in millions)

Investment Portfolio
Strategy

  Invest in high quality low risk securities.

  Utilize cash flows to fund loan growth.

  Pledge securities to bring in client public funds and repurchase agreements.

  Securities are evaluated every quarter for impairment. In the past, we have had adequate offsetting transactions to neutralize the impact on earnings.

  Emphasize liquidity first, then earnings.

Funding and Liquidity

Increase Funding Flexibility

Restructured Bank and Holding Company Debt Programs
Focus on speed and access to marketplace
Added multi-currency capability
Added medium-term note capacity
Added commercial paper facility
Added broker CD program
Increased borrowing capacity at both Federal Home Loan Bank and Federal Reserve Bank
Increased capacity by $20 billion

Funding and Liquidity
Secured Borrowing Sources
December 31, 2008
	Capacity	Usage
	(Dollars in millions)
Fed Discount Window	$15,760.2	$-
Treasury Tax & Loan and Treasury Auctions	8,630.3	2,555.9
Dealer Repurchase Agreements	3,000.0	1,010.0
Federal Home Loan Bank	19,058.7	10,083.3
Available Investment Securities	10,969.3	-
	$57,418.6	$13,649.2

Note: Excess secured funding capacity was 242% of one year National Markets funding maturities.

Funding and Liquidity
Liquidity Position

Funding and Liquidity
Funding Strategies

Fund as much as possible from clients (deposits and borrowings)
Diversity of funding sources – secured and unsecured
Bank notes / medium-term notes
Broker deposits
Fed funds
Dealer repurchase agreements
Commercial paper
Eurodollars
Stagger maturities to avoid excessive funding pressure
Utilize government programs on an as needed basis
Temporary liquidity guarantee program
Maintain strong liquidity first, then minimize funding costs

     Funding and Liquidity
 Structured Transactions

IRS Issue
BB&T has received notification of proposed IRS adjustments related to foreign tax credits claimed.
Although the amount and timing of the resolution of this issue cannot currently be determined, BB&T believes its reserves are adequate to cover the expected liability.
BB&T will attempt to settle the issue during 2009 and will pursue litigation if required.
We may need to fund a payment to stop the accrual of interest on the proposed adjustment.

Funding and Liquidity
Ratings
	S&P	Moody’s	Fitch	DBRS
BB&T CORPORATION
- Common stock/issuer	A+	Aa3	AA-	AA (low)
SUBSIDIARY BANK - Branch Banking & Trust Company
- Long term deposits	AA-	Aa2	AA	AA
Ratings Outlook	Stable	Negative	Stable	Stable

Funding and Liquidity

Bank Holding Company Ratings

as of February 2, 2009
Sorted based on S&P Rating			Sorted based on Moody's Rating			Sorted based on Fitch's Rating

Company	S&P	Outlook	Company	Moody'sOutlook		Company	Fitch	Outlook

1 U.S. Bancorp	AA	Stable	1 U.S. Bancorp	Aa2	Stable	1 Wells Fargo & Company	AA	Stable
2 Wells Fargo & Company	AA	Negative	2 Bank of NY Mellon Corporation	Aa2	Stable	2 U.S. Bancorp	AA-	Positive
3 Bank of NY Mellon Corporation	AA-	Stable	3 JPMorgan Chase & Co.	Aa3	Stable	3 BB&T Corporation	AA-	Stable
4 Northern Trust Corporation	AA-	Stable	4 BB&T Corporation	Aa3	Negative	4 Bank of NY Mellon Corporation	AA-	Stable
5 BB&T Corporation	A+	Stable	5 Wells Fargo & Company	Aa3	Negative	5 JPMorgan Chase & Co.	AA-	Stable
6 State Street Corporation	A+	Negative	6 Northern Trust Corporation	A1	Stable	6 Northern Trust Corporation	AA-	Down
7 Bank of America Corporation	A+	Negative	7 SunTrust Banks, Inc.	A1	Stable	7 Bank of America Corporation	A+	Stable
8 JPMorgan Chase & Co.	A+	Negative	8 State Street Corporation	A1	Negative	8 Citigroup Inc. *	A+	Stable
9 Citigroup Inc. *	A	Stable	9 Bank of America Corporation	A1	Negative	9 PNC Financial Services Group, Inc.	A+	Stable
10 PNC Financial Services Group, Inc.	A	Stable	10 PNC Financial Services Group, Inc.	A1	Negative	10 Comerica Incorporated	A+	Stable
11 SunTrust Banks, Inc.	A	Negative	11 Marshall & Ilsley Corporation *	A1	Down	11 Regions Financial Corporation	A+	Negative
12 Regions Financial Corporation	A	Negative	12 Comerica Incorporated	A2	Stable	12 State Street Corporation	A+	Down
13 Comerica Incorporated	A	Negative	13 Keycorp	A2	Stable	13 SunTrust Banks, Inc.	A+	Down
14 M&T Bank Corporation	A-	Stable	14 M&T Bank Corporation	A2	Negative	14 Keycorp	A	Stable
15 Fifth Third Bancorp	A-	Negative	15 Citigroup Inc. *	A2	Down	15 Fifth Third Bancorp	A
16 Keycorp	A-	Negative	16 Fifth Third Bancorp	A2	Down	16 M&T Bank Corporation	A-	Stable
17 Synovus Financial Corp.	BBB+	Negative	17 Regions Financial Corporation	A3	Negative	17 Zions Bancorporation *	A-	Stable
18 Capital One Financial Corporation	BBB+	Negative	18 Capital One Financial Corporation	A3	Negative	18 Capital One Financial Corporation	A-	Stable
19 Marshall & Ilsley Corporation *	BBB+	Negative	19 Zions Bancorporation *	A3	Negative	19 Huntington Bancshares Inc. *	A-	Stable
20 Zions Bancorporation *	BBB+	Negative	20 Huntington Bancshares Inc. *	A3	Down	20 Synovus Financial Corp.	A-	Negative
21 First Horizon National Corporation	BBB	Stable	21 Popular, Inc. *	Baa1	Negative	21 First Horizon National Corporation	BBB+	Negative
22 Huntington Bancshares Inc. *	BBB	Negative	22 First Horizon National Corporation	Baa1	Negative	22 Popular, Inc. *	BBB	Negative
23 Popular, Inc. *	BBB-	Stable	23 Colonial Bancgroup, Inc.	B2	Down	23 Colonial Bancgroup, Inc.	BB	Down
24 Colonial Bancgroup, Inc.	BB-	Down	24 Synovus Financial Corp.	N/A		24 Marshall & Ilsley Corporation *	N/A
25 Associated Banc-Corp	N/A		25 Associated Banc-Corp	N/A		25 Associated Banc-Corp	N/A

* Moody's issuer credit rating was not available on Reuters for these companies. Table reflects long-term debt rating.
N/AInformation not available on Reuters.

Interest Rate Sensitivity
Interest Rate Risk Management

Net Interest Margin

Interest Rate Sensitivity

Interest Rate Sensitivity

Economic Value of Equity Sensitivity Report

as of December 31, 2008

Policy Limit is + / - 30%

     Interest Rate Sensitivity
Interest Rate Risk Strategy

Net Interest Income represents approximately 60% of total revenues
Produce a stable net interest margin (3.60% area for the full year)
Tools used to achieve results include derivatives, investment portfolio and pricing assets and liabilities
Primary drivers of net interest margin:
Loan growth (mix change)
Deposit pricing competition
Prepayment speeds on mortgages and MBS

Capital

*Including trade date accounting balances, this ratio would be 5.3% .

Capital

Tier 1
#1
13.0%
12.0%
11.0%
10.0%
9.0%
8.0%
7.0%
6.0%
5.0%
4.0%
9.2%
9.3%
9.0%
9.1%
12.0%
8.7%
8.3%
8.6%
7.7%
10.5%
Policy 8.5%
2004
2005
2006
2007
2008
BBT
Peers

Total Capital
#1
18.0%
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
14.5%
14.4%
14.3%
14.2%
17.1%
Policy 12.0%
12.1%
11.5%
12.0%
11.1%
14.1%
2004
2005
2006
2007
2008
BBT
Peers

     Capital
 Industry Leading Capital Generation

Cash Basis Return on Tangible Common Equity

#3
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
26.7%
27.1%
27.2%
26.8%
19.3%
24.3%
25.3%
24.0%
19.4%
0.7%
2004
2005
2006
2007
2008
BBT
Peers

     Capital
Capital Management Strategies

  Provide adequate capital in relation to BB&T’s overall risk profile

  Preserve a sufficient base to support future growth

  Provide a competitive return to shareholders

  Comply with regulatory standards

  Achieve optimal credit ratings

Investing for the Future
 Investing for Growth

  Disciplined decision making for both organic investments and acquisitions

  Strong financial analysis on both an economic and accounting basis

  Centrally managed review process

  Thorough due diligence performed

  Strategic and cultural fit

  Executive management gives final approval

     Investing for the Future Organic Capital Investments

Highlights

•Opening de novo branches (106 from 2006 through 2009)
•Purchasing land for future branch consolidation
•Upgrading data and voice network – IT Transformation project
•Expanded 2 mission critical operations centers’ capacity and upgraded redundancy
•Moved into signature building in Atlanta

Acquisition Investments

Invested $1.8 billion since 2006

2006		2007		2008
• Wyman, Green & Blalock	•	Coastal Financial	•	Ott & Company

• Bergen Capital	•	AFCO/CAFO	•	Ramsey Title Group

• FSB Financial	•	Collateral Real Estate	•	Burkey Risk Services
Capital

• Main Street Banks			•	Savannah Reinsurance
	•	Reese Insurance		Underwriting Management
• First Citizens Bancorp		Associates
			•	Premier Benefits Group

	•	Carswell Insurance	•	UnionBanc Insurance Services

	•	Sidney O. Smith	•	Puckett, Sheetz & Hogan

	•	Heritage Title	•	Southern Risk Holdings, Inc.

	•	Established American	•	Commercial Title Group
Coastal
			•	J. Rolfe Davis Insurance
Agency

			•	TapCo Underwriters, Inc.

			•	Haven Trust Bank

			•	Live Oak Capital Ltd.

Financial Management Summary

  Industry leading profitability statistics

  Strong core operating earnings

  Excellent cost control

  Strong liquidity and capital positions

  Conservative risk management

  Investing for the future

  Low risk providing a more predictable earnings stream

  High return of earnings to shareholders

Superior Relative Performance

     BB&T Versus Peers
 Annualized Total Return to Shareholders

For the Period 1-1-08 through 1-31-09